--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2002
                                                          ---------------


                             TRIAD INNOVATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                         000-31189                 93-0863198
---------------------------      ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

3100 Devonshire Drive, # 206, Plano, Texas                         75075
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 596-3955
                                                    ----------------------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5.  Other Events
         ------------

     In a letter dated October 3, 2002, the Central Region Office of the Securities and Exchange Commission (the "SEC") requested the Company voluntarily provide documentation and certain other information related to: (i) the Company's press release issued April 17, 2002 regarding the Company's contract with AquaVenture Capital Limited, (ii) the Company's representations regarding its ownership of U. S. Patent Number 5,902,224 issued on May 11, 1999 and relating to the Company's centrifuge technology (the "Patent"), and certain other patent claims, and (iii) the Company's 1998 reorganization transaction, and in particular, the Company's acquisition of Fuge Systems Inc. ("Fuge") and Fuge's ownership of the Patent. The Company has previously disclosed on Form 8-K filed with the SEC on October 15, 2002 that Hubert B. Shenkin, the Company's former Chief Executive Officer, informed the SEC that the Company does not own the Patent. The Company intends to provide the information requested in the SEC letter. Due to the Company's relocation of its principal offices and certain other reasons, the SEC letter was actually received by the Company's President on October 18, 2002.

     In a letter dated October 24, 2002, the U.S. Department of Labor informed the Company that Mr. Shenkin and Christopher Micklatcher, a former director and officer of the Company, have filed complaints against the Company alleging discriminatory employment practices in violation of the Sarbanes-Oxley Act of 2002 (the "Act"). The Company believes that Mr. Shenkin's and Mr. Micklatcher's claims are without merit. Under the Act, the Secretary of Labor must complete an investigation of Mr. Shenkin's and Mr. Micklatcher's claims within 60 days of the filing of such claims. The Company is in the process of providing to the U.S. Department of Labor relevant documents and a statement of its position with respect to the claims of Mr. Shenkin and Mr. Micklatcher.

     The Company has not yet filed with the SEC its Form 10-QSB for the period ended June 30, 2002. Therefore, the Company is not current in its reporting obligations and its securities are not eligible for quotation on the OTC Bulletin Board ("OTCBB") under the National Association of Securities Dealers ("NASD") Rules 6530 and 6540. The Company requested and was granted a hearing on October 30, 2002 by the NASD Hearing Panel (the "Panel") regarding the Company's request for the continuing quotation of its securities on the OTCBB. The Company's securities will continue to be quoted on the OTCBB prior to a determination by the Panel. An adverse decision by the Panel would result in the immediate ineligibility of the Company's securities for quotation on the OTCBB. The Company may appeal an adverse decision of the Panel to the Listing and Hearing Review Council of the NASD (the "Council"). However, the Company's securities would continue to be ineligible for quotation during the appeal process. In the event an adverse decision of the Panel is reversed by the Council, the Company's securities would then be eligible for quotation on the OTCBB.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRIAD INNOVATIONS, INC.


Date: October 31, 2002                      By:      /s/ Terry S. Humphry
                                                     ---------------------------
                                                     Terry S. Humphry
                                                     President